UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2004

                           Real Mex Restaurants, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-116310	13-4012902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4001 Via Oro Avenue, Suite 200, Long Beach CA	07702
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 513-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

    CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

    CFR 240.13e-4(c))

Item 8.01 - OTHER EVENTS

On September 28, 2004, Real Mex Restaurants, Inc., a Delaware corporation (the "Company") commenced an exchange offer relating to its outstanding 10% Senior Secured Notes Due 2010.  On October 22, 2004, the Company issued a press release announcing (i) the temporary suspension of the use of the Company's exchange offer prospectus and (ii) that the exchange offer, which was initially scheduled to expire on October 27, 2004, had been extended until 5:00 p.m., E.S.T. on November 30, 2004.

On November 30, 2004, the Company announced that it had extended the expiration date for its previously announced exchange offer until 5:00 p.m., E.S.T. on December 20, 2004.  The press release issued by the Company detailing the extended expiration date is attached as Exhibit 99.1 to this report.

Item 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

Exhibit Number	Description
99.1	Press release issued by the Company dated November 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL MEX RESTAURANTS, INC.

Dated: November 30, 2004	By:	/s/ Steven Tanner
Steven Tanner
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by the Company dated November 30, 2004.